                           _________________ Shares

                        NATIONAL SURGERY CENTERS, INC.

                                 Common Stock

                               ($.01 Par Value)


                            UNDERWRITING AGREEMENT
                            ----------------------


                                                                October __, 1996

Alex. Brown & Sons Incorporated
Furman Selz Incorporated
J.P. Morgan Securities, Inc.
As Representatives of the
     Several Underwriters
c/o  Alex. Brown & Sons Incorporated
135 East Baltimore Street
Baltimore, Maryland 21202

Gentlemen:

     National Surgery Centers, Inc., a Delaware corporation (the "Company"), and certain stockholders of the Company (the "Selling Stockholders") propose to sell to the several underwriters (the "Underwriters") named in Schedule I hereto for whom you are acting as representatives (the "Representatives") an aggregate of 2,750,000 shares of the Company's Common Stock, $.01 par value (the "Firm Shares"), of which 2,003,011 shares will be sold by the Company and 746,989 shares will be sold by the Selling Stockholders. The respective amounts of the Firm Shares to be so purchased by the several Underwriters are set forth opposite their names in Schedule I hereto, and the respective amounts to be sold by the Selling Stockholders are set forth opposite their names in Schedule II hereto. The Company and the Selling Stockholders are sometimes referred to herein collectively as the "Sellers." The Company also proposes to sell at the Underwriters' option an aggregate of up to 412,500 additional shares of the Company's Common Stock (the "Option Shares") as set forth below.

     As the Representatives, you have advised the Company and the Selling Stockholders (a) that you are authorized to enter into this Agreement on behalf of the several Underwriters, and (b) that the several Underwriters are willing, acting severally and not jointly, to purchase the numbers of Firm Shares set forth opposite their respective names in Schedule I, plus their pro rata portion of the Option Shares if you elect to exercise the over-allotment option in whole or in part for the accounts of the several Underwriters. The Firm Shares and the Option Shares (to the extent the aforementioned option is exercised) are herein collectively called the "Shares."

     In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:

     1. Representations and Warranties of the Company and the Selling Stockholders.

     (a) The Company represents and warrants to each of the Underwriters as follows:

          (i) A registration statement on Form S-1 (File No. 333-______) with respect to the Shares has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the Rules and Regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and has been filed with the Commission. Copies of such registration statement, including any amendments thereto, the preliminary prospectuses (meeting the requirements of the Rules and Regulations) contained therein and the exhibits, financial statements and schedules, as finally amended and revised, have heretofore been delivered by the Company to you. Such registration statement, together with any registration statement filed by the Company pursuant to Rule 462(b) of the Act, herein referred to as the "Registration Statement," which shall be deemed to include all information omitted therefrom in reliance upon Rule 430A and contained in the Prospectus referred to below, has become effective under the Act and no post-effective amendment to the Registration Statement (other than a post-effective amendment pursuant to Rule 462(b) of the Act, if any) has been filed as of the date of this Agreement. "Prospectus" means (a) the form of prospectus first filed with the Commission pursuant to Rule 424(b) or (b) the last preliminary prospectus included in the Registration Statement filed prior to the time it becomes effective or filed pursuant to Rule 424(a) under the Act that is delivered by the Company to the Underwriters for delivery to purchasers of the Shares, together with the term sheet or abbreviated term sheet filed with the Commission pursuant to Rule 424(b)(7) under the Act. Each preliminary prospectus included in the Registration Statement prior to the time it becomes effective is herein referred to as a "Preliminary Prospectus."

          (ii) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement. The Company is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification, except for jurisdictions in which the failure to so qualify, together with all other such failures, would not have a material adverse effect upon the business, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries taken as a whole.

          (iii) Each of the corporate subsidiaries of the Company, as listed in Exhibit 21 to Item 16(a) of the Registration Statement (collectively, the "Corpoate Subsidiaries") are the only subsidiaries, direct or indirect, of the Company. Each of the Corporate Subsidiaries is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification, except for jurisdictions in which the failure to so qualify, together with all other such failures, would not have a material adverse effect upon the business, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries taken as a whole. The outstanding shares of capital stock of each of the Corporate Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable; and except as disclosed in the Registration Statement or Prospectus, are owned by the Company or another Subsidiary free and clear of all liens, encumbrances and equities and claims; and were issued and sold in compliance with all applicable Federal and state securities laws, except where the failure to so comply, together with all other such failures, would not have a material adverse effect upon the business, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries taken as a whole.

          (iv) Each of the limited partnerships of which a Corporate Subsidiary is general partner, as listed in Exhibit 21 to Item 16(a) of the Registration Statement (collectively, the "Limited Partnerships," and together with the Corporate Subsidiaries, the "Subsidiaries") has been duly organized and is an existing limited partnership in good standing under the laws of the jurisdiction of its organization, with the power and authority to own or lease its properties and conduct its business as described in the Registration Statement. Each of the Limited Partnerships is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification; except for jurisdictions in which the failure to so qualify, together with all such other failures, would not have a material adverse effect upon the business, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries taken as a whole. The capital contributions with respect to the outstanding units of each of the Limited Partnerships have been made to the Limited Partnerships. All outstanding limited partnership interests in the Limited Partnerships were issued and sold in compliance with all applicable Federal and state securities laws, except where the failure to so comply, together with all other such failures, would not have a material adverse effect upon the business, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries taken as a whole. The general and limited partnership interests therein held directly or indirectly by the Company are owned free and clear of all liens, encumbrances and equities and claims, except (i) for encumbrances disclosed in the Prospectus, and
     (ii) for encumbrances relating to any
     indebtedness disclosed in the Prospectus. To the knowledge of the Company, each limited partnership agreement pursuant to which the Company or a Subsidiary holds an interest in a Limited Partnerhip is in full force and effect and constitutes the legal, valid and binding agreement of the parties thereto, enforceable against such parties in accordance with the terms thereof, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally. There has been no material breach of or default under, and no event which with notice or lapse of time would constitute a material breach of or default under, such agreements by the Company or any Subsidiary or, to the Company's knowledge, any other party to such agreements. Except to the extent disclosed in the Prospectus, each of the surgery centers described in the Prospectus as owned by the Company is owned and operated either by a Corporate Subsidiary or by a Limited Partnership in which a Corporate Subsidiary owns at least 50% of the outstanding partnership interests.

          (v) The outstanding shares of Common Stock of the Company, including all shares to be sold by the Selling Stockholders, have been duly authorized validly issued and are fully paid and non-assessable; all outstanding shares of capital stock of the Company were issued and sold in compliance with all applicable federal and state securities laws, except where the failure to so comply, together with all other such failures, would not have a material adverse effect upon the business, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries taken as a whole; the portion of the Shares to be issued and sold by the Company have been duly authorized and when issued and paid for as contemplated herein will be validly issued, fully paid and non-assessable; and no preemptive rights of stockholders exist with respect to any of the Shares or the issuance and sale thereof which rights have not been waived, complied with or terminated. Neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of Common Stock.

          (vi) The information set forth under the caption "Capitalization" in the Prospectus is true and correct. All of the Shares conform in all material respects to the description thereof contained in the Registration Statement. The form of certificates for the Shares conforms to the corporate law of the jurisdiction of the Company's incorporation.

          (vii) Except (i) as disclosed in the Prospectus, (ii) in connection with currently ongoing offerings of limited partnership interests in limited partnerships in which the Company, through one or more affiliates, owns a general partnership interest and (iii) with respect to any Limited Partnership, as contained in the applicable limited partnership agreement, there are no outstanding warrants, option, convertible securities or other commitments of sale related to or entitling any person to purchase or otherwise acquire any securities or interest in any Subsidiary. Except as disclosed in the Prospectus and, with respect to any Limited Partnership, as contained in the applicable limited partnership agreement, there are no consensual encumbrances or restrictions on the ability of any

     Subsidiary (i) to pay any dividends or make any distributions on such Corporate Subsidiary's capital stock or such Limited Partnership's partnership interests or to pay any indebtedness owed to the Company or any other Subsidiary, (ii) to make any loans or advances to, or investments in, the Company or any other Subsidiary, or (iii) to transfer any of its properties or assets to the Company or any other Subsidiary.

          (viii) The Commission has not issued an order preventing or suspending the use of any Prospectus relating to the proposed offering of the Shares nor instituted proceedings for that purpose. The Registration Statement contains, and the Prospectus and any amendments or supplements thereto will contain, all statements which are required to be stated therein by, and will conform in all material respects, to the requirements of the Act and the Rules and Regulations. The Registration Statement and any amendment thereto do not contain, and will not contain, any untrue statement of a material fact and do not omit, and will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus and any amendments and supplements thereto do not contain, and will not contain, any untrue statement of material fact; and do not omit, and will not omit, to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representatives, specifically for use in the preparation thereof.

          (ix) The consolidated financial statements of the Company and the Subsidiaries, together with related notes and schedules as set forth in the Registration Statement, present fairly the financial position and the results of operations and cash flows of the Company and the consolidated Subsidiaries, at the indicated dates and for the indicated periods. Such financial statements and related schedules have been prepared in accordance with generally accepted principles of accounting, consistently applied throughout the periods involved, except as disclosed herein, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary financial and statistical data included in the Registration Statement presents fairly the information shown therein and such data has been compiled on a basis consistent with the financial statements presented therein and the books and records of the company. The pro forma financial statements and other pro forma financial information included in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, have been properly compiled on the pro forma bases described therein, and, in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

          (x) Ernst & Young, LLP, who have certified certain of the financial statements filed with the Commission as part of the Registration Statement, are independent public accountants as required by the Act and the Rules and Regulations.

          (xi) There is no action, suit, claim or proceeding pending or, to the knowledge of the Company, threatened against the Company or any of the Subsidiaries before any court or administrative agency or otherwise which if determined adversely to the Company or any of its Subsidiaries in the reasonable belief of the Company might result in any material adverse change in the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and of the Subsidiaries taken as a whole or to prevent the consummation of the transactions contemplated hereby, except as set forth in the Registration Statement.

          (xii) The Company and the Subsidiaries have good and marketable title to all of the properties and assets reflected in the financial statements (or as described in the Registration Statement) hereinabove described, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those reflected in such financial statements (or as described in the Registration Statement or Prospectus) or which are not material in nature or amount. The Company and the Subsidiaries occupy their leased properties under valid and binding leases conforming in all material respects to the description thereof set forth in the Registration Statement, except as enforcement or validity thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally.

          (xiii) The Company and the Subsidiaries have filed all Federal, State, local and foreign income tax returns which have been required to be filed and have paid all taxes indicated by said returns and all assessments received by them or any of them to the extent that such taxes have become due and are not being contested in good faith. All such tax liabilities have been adequately provided for in the financial statements of the Company.

          (xiv) Since the respective dates as of which information is given in the Registration Statement, as it may be amended or supplemented, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise), or prospects of the Company and its Subsidiaries taken as a whole, whether or not occurring in the ordinary course of business, and there has not been any material transaction entered into or any material transaction that is probable of being entered into by the Company or the Subsidiaries, other than transactions in the ordinary course of business and changes and transactions described in or contemplated by the Registration Statement, as it may be amended or supplemented. Neither the Company nor any Subsidiary has incurred any material liability or obligation, direct or contingent, and there has not been any material change in the capital stock, or material increase in the short-term debt or long-term debt of the Company or any of the Subsidiaries.

          (xv) Neither the Company nor any of the Subsidiaries is or, with the giving of notice or lapse of time or both, will be, in violation of or in default under its Charter or By-Laws, limited partnership agreement or under any other agreement, lease,contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound or in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of the Subsidiaries, which default or violation is of material significance in respect of the condition, financial or otherwise, of the Company and its Subsidiaries taken as a whole. The execution and delivery of this Agreement and the consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any Subsidiary is a party, or of the Charter or by-laws of the Company or any order, rule or regulation applicable to the Company or any Subsidiary of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction, except where such conflict, breach or default, together with all other such conflicts, breaches or defaults, would not have a material adverse effect upon the business, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries taken as a whole.

          (xvi) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated (except such additional steps as may be required by the Commission, the National Association of Securities Dealers, Inc. (the "NASD") or such additional steps as may be necessary to qualify the Shares for public offering by the Underwriters under state securities or Blue Sky laws) has been obtained or made and is in full force and effect.


          (xvii) The Company and each of the Subsidiaries holds all material licenses, certificates, permits and other approvals from governmental authorities (collectively, "Permits") which are necessary to own their properties and to conduct their businesses, including, without limitation, such Permits as are required (i) under such federal and state healthcare laws as are applicable to the Company and the Subsidiaries and (ii) with respect to those facilities operated by the Company or any Subsidiary that participate in Medicare and/or Medicaid, to receive reimbursement thereunder, except where such failure to have or hold such Permits, together with all other such failures, would not have a material adverse effect upon the business, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries taken as a whole; the Company and each of the Subsidiaries have fulfilled and performed all of their material obligations with respect to such Permits, and no event or change in condition has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such

     Permit, such in each case to such qualifications as may be set forth in the Prospectus. During the period for which financial statements are included in the Prospectus, denials by third party payers of claims for reimbursement for services rendered by the Company have not had a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries taken as a whole, and any such denials are either under appeal or the Company has ceased seeking reimbursement for the services of supplies to which they relate.

          (xviii) Neither the Company nor any of the Subsidiaries has infringed any patents, patent rights, trade names, trademarks or copyrights, which infringement is material to the business of the Company and the Subsidiaries taken as a whole. The Company knows of no material infringement by others of patents, patent rights, trade names, trademarks or copyrights owned by or licensed to the Company.

          (xiv) Neither the Company, nor to the Company's knowledge, any of its affiliates, has taken or may take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Shares. The Company acknowledges that the Underwriters may engage in passive market making transactions in the Shares on The Nasdaq Stock Market in accordance with Rule 10b-6A under the Exchange Act.

          (xv) Neither the Company nor any Subsidiary is, nor will the Company nor any Subsidiary become upon the sale of the Shares and the application of the proceeds therefrom as described in the Prospectus under the caption "Use of Proceeds," an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

          (xvi) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization;
     (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.


          (xvii) The Company and each of its Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar industries.

          (xviii) To the Company's knowledge, neither the Company nor any of its Subsidiaries nor any employee or agent of the Company or any Subsidiary has made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is material and of a character required to be disclosed in the Prospectus.

          (xix) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or
     (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

          (xx) The property, assets and operations of the Company and the Subsidiaries comply in all material respects with all applicable federal, state or local law, common law, doctrine, rule, order, decree, judgment, injunction, license, permit or regulation relating to environmental matters (the "Environmental Laws"), except to the extent that failure to comply with such Environmental Laws would not have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries taken as a whole. To the knowledge of the Company, none of the property, assets or operations of the Company and the Subsidiaries is the subject of any federal, state or local investigation evaluating whether any remedial action is needed to respond to a release into the environment of any substance regulated by, or form the basis of liability under, any Environmental Laws (a "Hazardous Material"), or is in contravention of any Environmental Law that would have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and Subsidiaries taken as a whole. Neither the Company nor any Subsidiary has received any notice or claim, nor are there pending, reasonably anticipated or, or to the Company's knowledge, threatened lawsuits against them with respect to violations of an Environmental Law or in connection with the release of any Hazardous Material into the environment, in each case which, individually or in the aggregate, would have a material adverse effect on the condition (financial or other), business, properties, prospects, net worth or results of operations of the Company and the Subsidiaries taken as a whole. Neither the Company nor any Subsidiary has any material contingent liability in connection with any release of Hazardous Material into the environment.

          (xxi) The Company confirms as of the date hereof that it is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to

     Disclosure of doing Business with Cuba, and the Company further agrees that if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported or incorporated by reference in the Prospectus, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

     (b) Each of the Selling Stockholders severally represents and warrants as follows:

          (i) Such Selling Stockholder now has and at the Closing Date and at the Option Closing Date, as the case may be (as such dates are hereinafter defined) will have good and marketable title to the Firm Shares to be sold by such Selling Stockholder, free and clear of any liens, encumbrances, equities and claims whatsoever, and full right, power and authority to effect the sale and delivery of such Firm Shares; and upon the delivery of, against payment for, such Firm Shares pursuant to this Agreement, the Underwriters will acquire good and marketable title thereto, free and clear of any liens, encumbrances, equities and claims.

          (ii) Such Selling Stockholder has duly executed and delivered a power of attorney (the "Power of Attorney"), in the form heretofore delivered to the Representatives, appointing E. Timothy Geary and John G. Rex-Waller, as such Selling Stockholders' attorneys-in-fact ("Attorney-in-Fact"), with authority to execute, deliver and perform on behalf of such Selling Stockholder this Agreement and a custody agreement ("Custody Agreement") in the form heretofore delivered to the Representatives, with the Company, as custodian (the "Custodian"). Such Selling Stockholder has full right, power and authority to execute and deliver the Power of Attorney and to authorize the execution of this Agreement and the Custody Agreement and to perform its obligations under such agreements. The execution and delivery of this Agreement and the consummation by such Selling Stockholder of the transactions herein contemplated and the fulfillment by such Selling Stockholder of the terms hereof will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as may be required under the Act, or state securities or Blue Sky laws) and will not result in a breach of any of the terms and provisions of, or constitute a default under, organizational documents of such Selling Stockholder, if not an individual, or an indenture, mortgage, deed of trust or other agreement or instrument to which such Selling Stockholder is a party, or of any order, rule or regulation applicable to such Selling Stockholder of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction.

          (iii) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to, or which has constituted, or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of the Common Stock of the Company and, other than as permitted by the Act, the Selling Stockholder will not distribute any prospectus or other offering material in connection with the offering of the Shares.

          (iv) The information pertaining to such Selling Stockholder in the Prospectus is complete and accurate in all material respects.


     2.   Purchase, Sale and Delivery of the Firm Shares.

          (a) On the basis of the representations, warranties and covenants herein contained, and subject to the conditions herein set forth, the Sellers agree to sell to the Underwriters and each Underwriter agrees, severally and not jointly, to purchase, at a price of $________ per share, the number of Firm Shares set forth opposite the name of each Underwriter in Schedule I hereof, subject to adjustments in accordance with Section 9 hereof. The obligations of the Company and each of the Selling Stockholders shall be several and not joint.

          (b) Certificates in negotiable form for the total number of the Shares to be sold hereunder by the Selling Stockholders have been placed in custody with the Custodian pursuant to the Custody Agreement executed by the Attorney-in-Fact on behalf of each Selling Stockholder for delivery of all Firm Shares to be sold hereunder by the Selling Stockholders. Each of the Selling Stockholders specifically agrees that the Firm Shares represented by the certificates held in custody for the Selling Stockholders under the Custody Agreement are subject to the interests of the Underwriters hereunder, that the arrangements made by the Selling Stockholders for such custody are to that extent irrevocable, and that the obligations of the Selling Stockholders hereunder shall not be terminable by any act or deed of the Selling Stockholders (or by any other person, firm or corporation including the Company, the Custodian or the Underwriters) or by operation of law (including the death of an individual Selling Stockholder or the dissolution of a corporate Selling Stockholder) or by the occurrence of any other event or events, except as set forth in the Custody Agreement.

     If any such event should occur prior to the delivery to the Underwriters of the Firm Shares hereunder, certificates for the Firm Shares shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such event has not occurred. The Custodian is authorized to receive and acknowledge receipt of the proceeds of sale of the Shares held by it against delivery of such Shares.

          (b) On the Closing Date (as defined below), Alex. Brown & Sons Incorporated shall wire transfer payment for the Firm Shares to be sold hereunder to separate accounts, one established in the name of the Company for the shares to be sold by it and one in the name of the Company, "as Custodian" for the shares to be sold by the Selling Stockholders, in each case against delivery of certificates therefor to the Representatives for the several accounts of the Underwriters. Such payment and delivery are to be made at the offices of Alex. Brown & Sons Incorporated, 135 East Baltimore Street, Baltimore, Maryland, at 10:00 a.m., Baltimore time, on the third business day after the date of this Agreement or at such other time and date not later than five business days thereafter as you and the Company shall agree upon, such time and date being herein referred to as the "Closing Date." (As used herein, "business day" means a day on which the New York Stock Exchange is open for trading and on which banks in New York are open for business and are not permitted by law or executive order to be closed.) The certificates for the Firm Shares will be delivered in such denominations and in such registrations as the Representatives request in writing not later than the second full business day prior to the Closing Date, and will be made available for inspection by the Representatives at least one business day prior to the Closing Date.

          (c) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the several Underwriters to purchase the Option Shares at the price per share as set forth in the first paragraph of this Section 2. The option granted hereby may be exercised in whole or in part by giving written notice (i) at any time before the Closing Date and (ii) only once thereafter within 30 days after the date of this Agreement, by you, as Representatives of the several Underwriters, to the Company setting forth the number of Option Shares as to which the several Underwriters are exercising the option, the names and denominations in which the Option Shares are to be registered and the time and date at which such certificates are to be delivered. The time and date at which certificates for Option Shares are to be delivered shall be determined by the Representatives but shall not be earlier than three nor later than 10 full business days after the exercise of such option, nor in any event prior to the Closing Date (such time and date being herein referred to as the "Option Closing Date"). If the date of exercise of the option is three or more days before the Closing Date, the notice of exercise shall set the Closing Date as the Option Closing Date. The number of Option Shares to be purchased by each Underwriter shall be in the same proportion to the total number of Option Shares being purchased as the number of Firm Shares being purchased by such Underwriter bears to 2,750,000, adjusted by you in such manner as to avoid fractional shares. The option with respect to the Option Shares granted hereunder may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters. You, as Representatives of the several Underwriters, may cancel such option at any time prior to its expiration by giving written notice of such cancellation to the Company and the Attorney-in-Fact. To the extent, if any, that the option is exercised, Alex. Brown & Sons Incorporated shall wire transfer payment for the Option Shares to be sold hereunder to the account of the Company against delivery of certificates therefor at the offices of Alex. Brown & Sons Incorporated, 135 East Baltimore Street, Baltimore, Maryland.

     3.   Offering by the Underwriters.

          It is understood that the several Underwriters are to make a public offering of the Firm Shares as soon as the Representatives deem it advisable to do so. The Firm Shares are to be initially offered to the public at the public offering price set forth in the Prospectus. The Representatives may from time to time thereafter change the public offering price and other selling terms. To the extent, if at all, that any Option Shares are purchased pursuant to Section 2 hereof, the Underwriters will offer them to the public on the foregoing terms.

          It is further understood that you will act as the Representatives for the Underwriters in the offering and sale of the Shares in accordance with a Master Agreement Among Underwriters entered into by you and the several other Underwriters.

     4.   Covenants of the Company and the Selling Stockholders.

          (a) The Company covenants and agrees with the several Underwriters that:

          (i) The Company will (A) use its best efforts to cause the Registration Statement to become effective or, if the procedure in Rule 430A of the Rules and Regulations is followed, to prepare and timely file with the Commission under Rule 424(b) of the Rules and Regulations a Prospectus in a form approved by the Representatives containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A of the Rules and Regulations, (B) not file any amendment to the Registration Statement or supplement to the Prospectus of which the Representatives shall not previously have been advised and furnished with a copy or to which the

     Representatives shall have reasonably objected in writing or which is not in compliance with the Rules and Regulations in all material respects, and
     (C) file on a timely basis all reports and any definitive proxy or information statements required to be filed by the Company with the Commission subsequent to the date of the Prospectus and prior to the termination of the offering of the Shares by the Underwriters.

          (ii) The Company will advise the Representatives promptly (A) when the Registration Statement or any post-effective amendment thereto shall have become effective, (B) of receipt of any comments from the Commission,
     (C) of any request of the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information, and (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus or of the institution of any proceedings for that purpose. The Company will use its commercially reasonable best efforts to prevent the issuance of any such stop order preventing or suspending the use of the Prospectus and to obtain as soon as possible the lifting thereof, if issued.

          (iii) The Company will cooperate with the Representatives in endeavoring to qualify the Shares for sale under the securities laws of such jurisdictions as the Representatives may reasonably have designated in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent. The Company will, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Representatives may reasonably request for distribution of the Shares.

          (iv) The Company will deliver to, or upon the order of, the Representatives, from time to time, as many copies of any Preliminary Prospectus as the Representatives may reasonably request. The Company will deliver to, or upon the order of, the Representatives during the period when delivery of a Prospectus is required under the Act, as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Representatives may reasonably request, provided that in the event that an Underwriter is required to deliver a Prospectus in connection with sales of any of the Shares at any time nine months or more after the date of the Prospectus, upon the request of such Underwriter but at its expense, the Company will prepare and deliver to such Underwriter as many copies as it may request of a Prospectus (as amended or supplemented) complying with the Act. The Company will deliver to the Representatives at or before the Closing Date, four signed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith, and will deliver to the Representatives such number of copies of the Registration Statement (including up to ten copies of the exhibits filed therewith), and of all amendments thereto, as the Representatives may reasonably request.

          (v) The Company will comply with the Act and the Rules and Regulations, and the Securities Exchange Act of 1934 (the "Exchange Act"), and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and the Prospectus. If during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer, any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly will prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with the law.

          (vi) The Company will make generally available to its security holders, as soon as it is practicable to do so, but in any event not later than 15 months after the effective date of the Registration Statement, an earnings statement (which need not be audited) in reasonable detail, covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement, which earning statement shall satisfy the requirements of Section 11(a) of the Act and Rule 158 of the Rules and Regulations and will advise you in writing when such statement has been so made available.

          (vii) The Company will, for a period of five years from the Closing Date, deliver to the Representatives copies of annual reports and copies of all other documents, reports and information furnished by the Company to its stockholders or filed with any securities exchange pursuant to the requirements of such exchange or with the Commission pursuant to the Act or the Securities Exchange Act of 1934, as amended. The Company will deliver to the Representatives similar reports with respect to significant subsidiaries, as that term is defined in the Rules and Regulations, which are not consolidated in the Company's financial statements.

          (viii) No offering, sale, short sale or other disposition of any shares of Common Stock of the Company or other securities convertible into or exchangeable or exercisable for shares of Common Stock or derivative of Common Stock (or agreement for such) will be made for a period of 90 days after the date of this Agreement, directly or indirectly, by the Company otherwise than hereunder or with the prior written consent of Alex. Brown & Sons Incorporated, except for Common Stock issued pursuant to this Agreement, pursuant to the Company's Stock Option Plan , Employee Stock Purchase Plan or any directors' stock option plan that may be adopted, or in connection with acquisitions accounted for as a pooling of interests or are otherwise subject to restrictions on transfer for a period of 90 days from the date of this Agreement.

          (ix) The Company will use its commercially reasonable best efforts to list, subject to notice of issuance, the Shares on the Nasdaq National Market System.

          (x) The Company has caused each officer and director, Bank of America Illinois, N.A., CMS Capital Corporation and J.P. Morgan Capital Corporation to furnish to you, on or prior to the date of this agreement, a letter or letters, in form and substance satisfactory to the Underwriters, pursuant to which each such person shall agree not to offer, sell, sell short or otherwise dispose of any shares of Common Stock of the Company or other capital stock of the Company, or any other securities convertible, exchangeable or exercisable for Common Shares or derivative of Common Shares owned by such person or request the registration for the offer or sale of any of the foregoing (or as to which such person has the right to direct the disposition of) for a period of 90 days after the date of this Agreement, directly or indirectly, except with the prior written consent of Alex. Brown & Sons Incorporated ("Lockup Agreements").

          (xi) The Company shall apply the net proceeds of its sale of the Shares as set forth in the Prospectus.

          (xii) The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Shares in such a manner as would require the Company or any of the Subsidiaries to register as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

          (xiii) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock.

          (xiv) The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

     (b) Each of the Selling Stockholders covenants and agrees with the several Underwriters that:

               (i) No offering, sale, short sale or other disposition of any shares of Common Stock of the Company or other capital stock of the Company or other securities convertible, exchangeable or exercisable for Common Stock or derivative of Common Stock owned by the Selling Stockholder or request for the registration for the offer or sale of any of the foregoing (or as to which the Selling Stockholder has the right to direct the disposition of) will be made for a period of 90 days after the date of this Agreement, directly or indirectly, by such Selling Stockholder otherwise than hereunder or with the prior written consent of Alex. Brown & Sons Incorporated.

               (ii) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 and the Interest and Dividend Tax Compliance Act of 1983 with respect to the transactions herein contemplated, each of the Selling Stockholders agrees to deliver to you prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

               (iii) Such Selling Stockholder will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

     5.   Costs and Expenses.

          Except as otherwise provided in Section 4(d) hereof, the Company will pay all costs, expenses and fees incident to the performance of the obligations of the Sellers under this Agreement, including, without limiting the generality of the foregoing, the following: accounting fees of the Company; the fees and disbursements of counsel for the Company and the Selling Stockholders; the cost of printing and delivering to, or as requested by, the Underwriters copies of the Registration Statement, Preliminary Prospectuses, the Prospectus, this Agreement, the Underwriters' Selling Memorandum, the Underwriters' Invitation Letter, the Listing Application, the Blue Sky Survey and any supplements or amendments thereto; the filing fees of the Commission; the filing fees and expenses (including legal fees and disbursements) incident to securing any required review by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Shares; the Listing Fee of the Nasdaq Stock Market; and the expenses, including the fees and disbursements of counsel for the Underwriters, incurred in connection with the qualification of the Shares under State securities or Blue Sky laws. To the extent, if at all, that any of the Selling Stockholders engage special legal counsel to represent them in connection with this offering, the fees and expenses of such counsel shall be borne by such Selling Stockholder. Any transfer taxes imposed on the sale of the Shares to the several Underwriters will be paid by the Sellers pro rata. The Company agrees to pay all costs and expenses of the Underwriters, including the fees and disbursements of counsel for the Underwriters, incident to the offer and sale of directed shares of the Common Stock by the Underwriters to employees and persons having business relationships with the Company and its Subsidiaries. The Sellers shall not, however, be required to pay for any of the Underwriters expenses (other than those related to qualification under NASD regulation and State securities or Blue Sky laws) except that, if this Agreement shall not be consummated because the conditions in Section 6 hereof are not satisfied, or because this Agreement is terminated by the Representatives pursuant to
     Section 11(a) or Sections 11(b)(i),(iv) or (vi) hereof, or by reason of any failure, refusal or inability on the part of the Company or the Selling Stockholders to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on its part to be performed, unless such failure to satisfy said condition or to comply with said terms be due to the default or omission of any Underwriter, then the Company shall reimburse the several Underwriters for reasonable out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred in connection with investigating, marketing and proposing to market the Shares or in contemplation of performing their obligations hereunder; but the Company and the Selling Stockholders shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits from the sale by them of the Shares.

     6.   Conditions of Obligations of the Underwriters.

          The several obligations of the Underwriters to purchase the Firm Shares on the Closing Date and the Option Shares, if any, on the Option Closing Date are subject to the accuracy, as of the Closing Date or the Option Closing Date, as the case may be, of the representations and warranties of the Company and the Selling Stockholders contained herein, and to the performance by the Company and the Selling Stockholders of their covenants and obligations hereunder and to the following additional conditions:

          (a) The Registration Statement and all post-effective amendments thereto shall have become effective and any and all filings required by Rule 424 and Rule 430A of the Rules and Regulations shall have been made, and any request of the Commission for additional information (to be included in the Registration Statement or otherwise) shall have been disclosed to the Representatives and complied with to their reasonable satisfaction. No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company or the Selling Stockholders, shall be contemplated by the Commission and no injunction, restraining order, or order of any nature by a Federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance of the Shares.

          (b) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinion of Bell, Boyd & Lloyd, counsel for the Company and the Selling Stockholders, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters (and stating that it may be relied upon by counsel to the Underwriters) to the effect that:

               (i) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus; and the Company is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification, or in which the failure to qualify would have a materially adverse effect upon the business of the Company and the Subsidiaries taken as a whole

               (ii) Each of the Corporate Subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement; each of the Corporate Subsidiaries are duly qualified to transact business in all jurisdictions in which the conduct of their business requires such qualification, or in which the failure to qualify would have a materially adverse effect upon the business of the Company and the Subsidiaries taken as a whole; and the outstanding shares of capital stock of each of the Corporate Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable and are owned by the Company or another Corporate Subsidiary; and, to the best of such counsel's knowledge and except as otherwise disclosed in the Registration Statement or Prospectus, the outstanding shares of capital stock of each of the Corporate Subsidiaries is owned free and clear of all liens, encumbrances and equities and claims, and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into any shares of capital stock or of ownership interests in the Corporate Subsidiaries are outstanding, except as described in the Registration Statement or Prospectus.

               (iii) Each of the Limited Partnerships has been duly organized and is an existing limited partnership in good standing under the laws of the jurisdiction of its organization, with the power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and Prospectus, and is duly qualified to conduct its business; each of the Limited Partnerships is in good standing as a foreign limited partnership in each jurisdiction in which the nature of its properties or the conduct of its business requires such qualification, except where the failure so to qualify does not have a materially adverse effect upon the business of the Company and the Subsidiaries taken as a whole; the limited partnership interests in the Limited Partnerships held directly or indirectly by the Company are free and clear of all liens, encumbrances and equities and claims, except (a) for those encumbrances disclosed in the Prospectus, (b) for encumbrances relating to indebtedness disclosed in the Registration Statement or Prospectus and (c) to the extent provided in the applicable limited partnership agreement; to such counsel's knowledge, each limited partnership agreement pursuant to which the Company or a Subsidiary holds a general partnership interest in a Limited Partnership is in full force and effect and constitutes the legal, valid and binding agreement of the parties thereto, enforceable against such parties in accordance with the terms thereof, except as enforcement thereof may be limited by equitable principles or by bankruptcy, insolvency or other similar laws affecting creditors' rights generally. To such counsel's knowledge, there has been no material breach of or default under, and no event which with notice or lapse of time would constitute a material breach of or default under, such agreements by the Company or any Subsidiary or any other party to such agreements.

               (iv) The Company has authorized and outstanding capital stock as set forth under the caption "Capitalization" in the Prospectus; the authorized shares of the Company's Common Stock have been duly authorized; the outstanding shares of the Company's Common Stock, including the Shares to be sold by the Selling Stockholders, have been duly authorized and validly issued and are fully paid and non-assessable; all of the Shares conform to the description thereof contained in the Prospectus; the certificates for the Shares, assuming they are in the form filed with the Commission, are in due and proper form; the shares of Common Stock, including the Option Shares, if any, to be sold by the Company pursuant to this Agreement have been duly authorized and will be validly issued, fully paid and non-assessable when issued and paid for as contemplated by this Agreement; and no preemptive rights of stockholders exist with respect to any of the Shares or the issue or sale thereof.

               (v) Except as described in or contemplated by the Prospectus, to the knowledge of such counsel, there are no outstanding securities of the Company convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of capital stock of the Company and there are no outstanding or authorized options, warrants or rights of any character obligating the Company to issue any shares of its capital stock or any securities convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of such stock; and except as described in the Prospectus, to the knowledge of such counsel, no holder of any securities of the Company or any other person has the right, contractual or otherwise, which has not been satisfied or effectively waived, to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, any of the Shares or the right to have any Common Shares or other securities of the Company included in the Registration Statement or the right, as a result of the filing of the Registration Statement, to require registration under the Act of any shares of Common Stock or other securities of the Company.

               (vi) Except (a) as described in or contemplated by the Prospectus, (b) in connection with currently ongoing offerings of limited partnership interests in limited partnerships in which the Company, through one or more affiliates, owns a general partnership interest and (c) with respect to any Limited Partnership, as contained in the applicable limited partnership agreement, to such counsel's knowledge, there are no outstanding subscriptions, rights, warrants, options, calls, convertible securities or commitments of sale related to or entitling any person to purchase or otherwise acquire any shares of capital stock, or partnership or other ownership interest in, any Subsidiary.

               (vii) The Registration Statement and all post-effective amendments, if any, have become effective under the Act and, to the best of the knowledge of such counsel, no stop order proceedings with respect thereto have been instituted or are pending or threatened under the Act.

               (viii) The Registration Statement, the Prospectus and each amendment or supplement thereto comply as to form in all material respects with the requirements of the Act and the applicable rules and regulations thereunder (except that such counsel need express no opinion as to the financial statements and related schedules therein).

               (ix) The statements in the Registration Statement and Prospectus, insofar as such statements constitute a summary of documents referred to therein or matters of law, fairly summarize in all material respects the information called for with respect to such documents and matters.

               (x) Such counsel does not know of any contracts or documents required to be filed as exhibits to the Registration Statement or described in the Registration Statement or the Prospectus which are not so filed or described as required, and such contracts and documents as are summarized in the Registration Statement or the Prospectus are fairly summarized in all material respects.

               (xi) Such counsel is not aware that the Company nor any of the Subsidiaries is in violation of its certificate or articles of incorporation or bylaws, or other organizational documents or is in default in the performance of any material obligation, agreement or condition contained in any evidence of indebtedness, except as may be disclosed in the Prospectus.

               (xii) Such counsel knows of no material legal or governmental proceedings pending or threatened against the Company or any of the Subsidiaries except as set forth in the Prospectus.

               (xiii) The execution and delivery of this Agreement and the consummation of the transactions herein contemplated do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, the Charter or by-laws of the Company, or any agreement or instrument known to such counsel to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries may be bound.

               (xiv) The Company has corporate power and authority to enter into this Agreement and to issue, sell and deliver the Shares to the Underwriters as provided herein; this Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement hereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principals of public policy.

               (xv) No approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body is necessary in connection with the execution and delivery of this Agreement and the consummation of the transactions herein contemplated (other than as may be required by the NASD or as required by State securities and Blue Sky laws as to which such counsel need express no opinion) except such as have been obtained or made, specifying the same.

               (xvi) The Company is not, and will not become, as a result of the consummation of the transactions contemplated by this Agreement, and application of the net proceeds therefrom as described in the Prospectus, required to register as an investment company under the 1940 Act.

               (xvii) Such counsel is not aware, except as may be disclosed in the Prospectus, that the Company or any of the Subsidiaries is in violation of any material law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of the Subsidiaries or of any decree of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries.


               (xviii) To such counsel's knowledge, the Company and each of the Subsidiaries have all necessary Permits (except where the failure to have such Permits, individually or in the aggregate, would not have a material adverse effect on the business, operations or financial condition of the Company and the Subsidiaries taken as a whole), to own their respective properties and to conduct their respective businesses as now being conducted, and as described in the Registration Statement and Prospectus, including, without limitation, such Permits as are required (a) under such federal and state healthcare laws as are applicable to the Company and the Subsidiaries and (y) with respect to those facilities owned or operated by the Company or any Subsidiary that participate in Medicare and/or Medicaid, to receive reimbursement thereunder; provided, however, that with respect to state healthcare laws such counsel has undertaken no independent review.


               (xix) Except as disclosed in the Prospectus, such counsel is not aware of any holder of any security of the Company or any other person who has the right, contractual or otherwise, to have any securities of of the Company included in the Registration Statement, except for any such rights hall have been complied with or waived.

               (xx) This Agreement has been duly authorized, executed and delivered on behalf of the Selling Stockholders.

               (xxi) Each Selling Stockholder has full legal right, power and authority, and any approval required by law (other than as required by State securities and Blue Sky laws as to which such counsel need express no opinion), to sell, assign, transfer and deliver the portion of the Shares to be sold by such Selling Stockholder.

               (xxii) The Custody Agreement and the Power of Attorney executed and delivered by or on behalf of each Selling Stockholder is valid and binding.

               (xxiii) The Underwriters (assuming that they are bona fide purchasers within the meaning of the Uniform Commercial Code) have acquired good and marketable title to the Shares being sold by each Selling Stockholder on the Closing Date, and the Option Closing Date, as the case may be, free and clear of all liens, encumbrances, equities and claims.


          In rendering such opinion Bell, Boyd & Lloyd may rely as to matters governed by the laws of states other than Illinois and Delaware or Federal laws on local counsel in such jurisdictions and as to the matters set forth in subparagraphs (xx), (xxi) and (xxii) on opinions of other counsel representing the respective Selling Stockholders, provided that in each case Bell, Boyd & Lloyd shall state that they believe that they and the Underwriters are justified in relying on such other counsel. In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that (i) the Registration Statement, at the time it became effective under the Act (but after giving effect to any modifications incorporated therein pursuant to Rule 430A under the Act) and as of the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that such counsel need express no view as to financial statements, schedules and statistical information therein), and (ii) the Prospectus, or any supplement thereto, on the date it was filed pursuant to the Rules and Regulations and as of the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements, in the light of the circumstances under which they are made, not misleading (except that such counsel need express no view as to financial statements, schedules and statistical information therein). With respect to such statement, Bell, Boyd & Lloyd may state that their belief is based upon the procedures set forth therein, but is without independent check and verification and that they are relying as to factual maters or information set forth in certificates of one or more officers of he Company, satisfactory in form and substance to the Underwriters.

          (c) The Representatives shall have received from Alston & Bird, coun sel for the Underwriters, an opinion dated the Closing Date or the Option Closing Date, as the case may be, substantially to the effect specified in subparagraphs (iv), (v), (vii), (xiii) and (xv) of Paragraph (b) of this Section 6, and that the Company is a duly incorporated and validly existing corporation under the laws of the State of Delaware. In rendering such opinion Alston & Bird may rely as to all matters governed other than by the laws of the States of Georgia and Delaware or Federal laws on the opinion of counsel referred to in Paragraph
     (b) of this Section 6. In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that (i) the Registration Statement, or any amendment thereto, as of the time it became effective under the Act (but after giving effect to any modifications incorporated therein pursuant to Rule 430A under the Act) and as of the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) the Prospectus, or any supplement thereto, on the date it was filed pursuant to the Rules and Regulations and as of the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact, necessary in order to make the statements, in the light of the circumstances under which they are made, not misleading (except that such counsel need express no view as to financial statements, schedules and statistical information therein). With respect to such statement, Alston & Bird may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

          (d) The Representatives shall have received at or prior to the Closin g Date from Alston & Bird, a memorandum or summary, in form and substance satisfactory to the Representatives, with respect to the qualification for offering and sale by the Underwriters of the Shares under the State securities or Blue Sky laws of such jurisdictions as the Representatives may reasonably have designated to the Company.

          (e) You shall have received, on each of the date hereof, the Closing Date and the Option Closing Date, as the case may be, a letter dated the date hereof, the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to you, of Ernst & Young, LLP, confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating that in their opinion the financial statements and schedules examined by them and included in the Registration Statement comply in form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations; and containing such other statements and information as is ordinarily included in accountants' "comfort letters" under SFAS 71 and SFAS 72 to Underwriters with respect to the financial statements and certain financial and statistical information contained in the Registration Statement and Prospectus. The letters to be delivered by Ernst & Young, LLP, on the Closing Date and the Option Closing Date, as the case may be, shall be satisfactory to the Underwriters if they confirm as of the date delivered the information contained in the letter delivered to the Underwriters on the date hereof.

          (f) The Representatives shall have received on the Closing Date or the Option

     Closing Date, as the case may be, a certificate or certificates of the Chief Executive Officer and the Chief Financial Officer of the Company to the effect that, as of the Closing Date or the Option Closing Date, as the case may be, each of them severally represents as follows:

               (i) The Registration Statement has become effective under the Act and no stop order suspending the effectiveness of the Registrations Statement has been issued, and no proceedings for such purpose have been taken or are, to his knowledge, contemplated by the Commission;

               (ii) The representations and warranties of the Company contained in Section 1 hereof are true and correct as of the Closing Date or the Option Closing Date, as the case may be;

               (iii) All filings required to have been made pursuant to Rules 424 or 430A under the Act have been made;

               (iv) He or she has carefully examined the Registration Statement and the Prospectus and, to the best of such officer's knowledge, as of the effective date of te Registration Statement, the statements contained in the Registration Statement were true and correct, and such Registration Statement and Prospectus did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement to or an amendment of the Prospectus which has not been so set forth in such supplement or amendment; and


               (v) Since the respective dates as of which information is given in the Registration Statement and Prospectus, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Company and its Subsidiaries taken as a whole or the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries taken as a whole, whether or not arising in the ordinary course of business.

          (g) The Company and the Selling Stockholders shall have furnished to the Representatives such further certificates and documents confirming the representations and warranties, covenants and conditions contained herein and related matters as the Representatives may reasonably have requested.

          (h) The Firm Shares and Option Shares, if any, have been approved for designation upon notice of issuance on the Nasdaq National Market System.

     (i) The Lockup Agreements described in Section 4(b)(i) are in full force and effect.

     The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects satisfactory to the Representatives and to Alston & Bird, counsel for the Underwriters.

     If any of the conditions hereinabove provided for in this Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Representatives by notifying the Company and the Selling Stockholders of such termination in writing or by telegram at or prior to the Closing Date or the Option Closing Date, as the case may be.

     In such event, the Company, the Selling Stockholders and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 5 and 8 hereof).

7.   Conditions of the Obligations of the Sellers.

     The obligations of the Sellers to sell and deliver the portion of the Shares required to be delivered as and when specified in this Agreement are subject to the conditions that at the Closing Date or the Option Closing Date, as the case may be, no stop order suspending the effectiveness of the Registration Statement shall have been issued and in effect or proceedings therefor initiated or threatened.

8.   Indemnification.

     (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act, against any losses, claims, damages or liabilities to which such Underwriter or any such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse each Underwriter and each such controlling person upon demand for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage or liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Shares, whether or not such Underwriter or controlling person is a party to any action or proceeding; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use in the preparation thereof and; provided further, that, insofar as this indemnity agreement relates to any untrue statement or omission, or any alleged untrue statement or omission, made in a Preliminary Prospectus, but eliminated or remedied in the Prospectus, it shall not inure to the benefit of an Underwriter (or to the benefit of any person who controls such Underwriter) if a copy of the Prospectus was not delivered by such Underwriter to the person asserting the claim arising from such untrue statement or omission, or such alleged untrue statement or omission at or prior to the time required by the Act, delivery thereof would have constituted a defense to the claim asserted by such person. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

          (b) The Selling Stockholders, severally and not jointly, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act, against any losses, claims, damages or liabilities to which such Underwriter or any such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse each Underwriter and each such controlling person upon demand for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage or liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Shares, whether or not such Underwriter or controlling person is a party to any action or proceeding; provided, however, that the Selling Stockholders will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use in the preparation thereof and; provided further, that, insofar as this indemnity agreement relates to any untrue statement or omission, or any alleged untrue statement or omission, made in a Preliminary Prospectus, but eliminated or remedied in the Prospectus, it shall not inure to the benefit of an Underwriter (or to the benefit of any person who controls such Underwriter) if a copy of the Prospectus was not delivered by such Underwriter to the person asserting the claim arising from such untrue statement or omission, or such alleged untrue statement or omission at or prior to the time required by the Act, delivery thereof would have constituted a defense to the claim asserted by such person; provided, further, however, that such Selling Stockholder will be liable hereunder in any such case only if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Selling Stockholder, as such, furnished in writing to the Company by such Selling Stockholder specifically for use in such registration statement or prospectus. In no event, however, shall the liability of any Selling Stockholder for indemnification under this Section 8(b) exceed the proceeds received by such Selling Stockholder from the Underwriters in the offering. This indemnity agreement will be in addition to any liability which the Selling Stockholders may otherwise have.

          (c) Each Underwriter severally and not jointly will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, the Selling Stockholders, and each person, if any, who controls the Company or the Selling Stockholders within the meaning of the Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer, Selling Stockholder or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or (ii) the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, Selling Stockholder or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Preliminary Prospectus, the Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

          (d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 8, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing. No indemnification provided for in Section 8(a) or (b) shall be available to any party who shall fail to give notice as provided in this
     Section 8(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 8(a) or (b). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay promptly after presentation for payment the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred (or within 30 days of presentation) the reasonable fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party shall have failed to assume the defense and employ counsel acceptable to the indemnified party within a reasonable period of time after notice of commencement of the action. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by you in the case of parties indemnified pursuant to
     Section 8(a) and by the Company and the Selling Stockholders in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, the indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding.

          (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under
     Section 8(a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Shares but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Stockholders on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this
     Section 8(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 8(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter, (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation, and (iii) no Selling Stockholder shall be required to contribute any amount in excess of the proceeds received by such Selling Stockholder from the Underwriters in the offering. The Underwriters' obligations in this Section 8(d) to contribute are several in proportion to their respective underwriting obligations and not joint.

          (e) In any proceeding relating to the Registration Statement, any Preliminary Prospectus, the Prospectus or any supplement or amendment thereto, each party against whom contribution may be sought under this
     Section 8 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon him or it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join him or it as an additional defendant in any such proceeding in which such other contributing party is a party.

          (f) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
     Section 8 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Company, its directors or officers or any persons controlling the Company, (ii) acceptance of any Shares and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter, or to the Company, its directors or officers, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this
     Section 8.

9.   Default by Underwriters.

          If on the Closing Date, any Underwriter shall fail to purchase and pay for the portion of the Shares which such Underwriter has agreed to purchase and pay for on such date (otherwise than by reason of any default on the part of the Company or a Selling Stockholder), you, as Representatives of the Underwriters, shall use your reasonable efforts to procure within 36 hours thereafter one or more of the other Underwriters, or any others, to purchase from the Company and the Selling Stockholders such amounts as may be agreed upon and upon the terms set forth herein the Firm Shares which the defaulting Underwriter or Underwriters failed to purchase. If during such 36 hours you, as such Representatives, shall not have procured such other Underwriters, or any others, to purchase the Firm Shares agreed to be purchased by the defaulting Underwriter or Underwriters, then (a) if the aggregate number of shares with respect to which such default shall occur does not exceed 10% of the Firm Shares covered hereby, the other Underwriters shall be obligated, severally, in proportion to the respective numbers of Firm Shares which they are obligated to purchase hereunder, to purchase the Firm Shares which such defaulting Underwriter or Underwriters failed to purchase, or (b) if the aggregate number of shares of Firm Shares with respect to which such default shall occur exceeds 10% of the Firm Shares covered hereby, the Company and the Selling Stockholder or you as the Representatives of the Underwriters will have the right, by written notice given within the next 36-hour period to the parties to this Agreement, to terminate this Agreement without liability on the part of the non-defaulting Underwriters or of the Company or of the Selling Stockholders except to the extent provided in Section 8 hereof. In the event of a default by any Underwriter or Underwriters, as set forth in this
     Section 9, the Closing Date may be postponed for such period, not exceeding seven days, as you, as

     Representatives, may determine in order that the required changes in the Registration Statement or in the Prospectus or in any other documents or arrangements may be effected. The term "Underwriter" includes any person substituted for a defaulting Underwriter. Any action taken under this
     Section 9 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     10.  Notices.

               All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered, telecopied or telegraphed and confirmed as follows: if to the Underwriters, to Alex. Brown & Sons Incorporated, 135 East Baltimore Street, Baltimore, Maryland 21202, Attention: Mr. Steven Schuh; with a copy to Alex. Brown & Sons Incorporated, 135 East Baltimore Street, Baltimore, Maryland 21202.
     Attention: General Counsel; if to the Company or the Selling Stockholders, to

               National Surgery Centers, Inc.
               35 East Wacker Drive, Suite 2800
               Chicago, Illinois  60601
               Attn:  E. Timothy Geary

               Bell, Boyd & Lloyd
               Three First National Plaza
               70 West Madison Street
               Suite 300
               Chicago, Illinois  60602
               Attn:  Steven E. Ducommun

     11.  Termination.

          This Agreement may be terminated by you by notice to the Sellers as follows:

          (a) at any time prior to the earlier of (i) the time the Shares are released by you for sale by notice to the Underwriters, or (ii) 11:30 a.m. on the first business day following the date of this Agreement;

          (b) at any time prior to the Closing Date if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Company and its Subsidiaries taken as a whole or the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole, whether or not arising in the ordinary course of business, (ii) any outbreak or escalation of hostilities or declaration of war or national emergency or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of the United States would, in your reasonable judgment, make it impracticable to market the Shares or to enforce contracts for the sale of the Shares, or (iii) suspension of trading in securities generally on the New York Stock Exchange or the American Stock Exchange or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on either such Exchange, (iv) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects or may materially and adversely affect the business or operations of the Company, (v) declaration of a banking moratorium by United States or New York State authorities, (vi) the suspension of trading of the Company's common stock by the Commission on the NASDAQ Stock Market or (vii) the taking of any action by any governmental body or agency in respect of its monetary or fiscal affairs which in your reasonable opinion has a material adverse effect on the securities markets in the United State; or

          (c)  as provided in Sections 6 and 9 of this Agreement.


     12.  Successors.

          This Agreement has been and is made solely for the benefit of the Underwriters, the Company and the Selling Stockholders and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign merely because of such purchase.

     13.  Information Provided by Underwriters.

          The Company, the Selling Stockholders and the Underwriters acknowledge and agree that the only information furnished or to be furnished by any Underwriter to the Company for inclusion in any Prospectus or the Registration Statement consists of the information set forth in the last paragraph on the front cover page (insofar as such information relates to the Underwriters), legends required by Item 502(d) of Regulation S-K under the Act and the information under the caption "Underwriting" in the Prospectus.

     14.  Miscellaneous.

          The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Company or its directors or officers and (c) delivery of and payment for the Shares under this Agreement.

          This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          This Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland.


                           [Signatures on Next Page]

     If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company, the Selling Stockholders and the several Underwriters in accordance with its terms.


                         Very truly yours,

                         NATIONAL SURGERY CENTERS, INC.


                         By:
                            -----------------------------
                              President


                         SELLING STOCKHOLDER LISTED ON SCHEDULE II


                         By:
                            -----------------------------
                              Attorney-in-Fact


The foregoing Underwriting Agreement
is hereby confirmed and accepted as
of the date first above written.

ALEX. BROWN & SONS INCORPORATED
FURMAN SELZ INCORPORATED
J.P. MORGAN SECURITIES, INC.
As Representatives of the several
Underwriters listed on Schedule I

By:  Alex. Brown & Sons Incorporated


By:
     ---------------------------
     Authorized Officer

                                  SCHEDULE I


                           Schedule of Underwriters

                                      Number of Firm Shares
Underwriter                              to be Purchased
- -----------                           ---------------------

Alex. Brown & Sons Incorporated
Furman Selz Incorporated
J.P. Morgan Securities, Inc.

TOTAL UNDERWRITERS (___)

                                  SCHEDULE II


                        Schedule of Selling Stockholders

                                              Number of Firm Shares
Selling Stockholder                                to be Sold
- -------------------                           ---------------------





TOTAL

                                 SCHEDULE III


                           Schedule of Option Shares


                                                        Percentage of Total
                              Maximum Number of          Number of Option
Name of Seller            Option Shares to be Sold            Shares
- --------------            ------------------------      -------------------




TOTAL                                                          100%